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Exhibit 99.2

Statement Under Oath of Principal Financial Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

I, John G. Call, state and attest that:

  (1) To the best of my knowledge, based upon a review of the covered reports of Ross Stores, Inc., and, except as corrected or supplemented in a subsequent covered report:

  •
  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  •
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2)
  I have reviewed the contents of this statement with the Company's Audit Committee.

  (3)
  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

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  Annual Report on Form 10-K for the fiscal year ended February 2, 2002, of Ross Stores, Inc., filed with the Commission on April 25, 2002;

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  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ross Stores, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

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  any amendments to any of the foregoing.

Date: September 3, 2002 State of California County of Alameda	By:	/s/ J. CALL John G. Call Senior Vice President, Chief Financial Officer, Principal Accounting Officer and Corporate Secretary
Subscribed and sworn to before me this 3rd day of September 2002	My Commission Expires:
/s/ SANDRA H. BENSON Notary Public	June 26, 2003
[NOTARIAL SEAL]

ROSS STORES, INC.            8333 Central Avenue, Newark, California 94560-3433            (510) 505-4400

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  Exhibit 99.2
Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings